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                                  SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. 1)

Filed by the Registrant       [ ]

Filed by a Party other than the Registrant      [X]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[X]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                  (Name of Registrant as Specified In Its Charter)

                               IKOS SYSTEMS, INC.
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)      Title of each class of securities to which transaction applies:

      2)      Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)      Proposed maximum aggregate value of transaction:

      5)      Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)      Amount Previously Paid:

      2)      Form, Schedule or Registration Statement No.:

      3)      Filing Party:

      4)      Date Filed:
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The soliciting material filed on Schedule 14A by IKOS Systems, Inc. on December
18, 2001, is hereby amended to include a heading and to provide safe harbor language and background information concerning IKOS all of which was contained in the soliciting material as issued on December 18, 2001. The following is the soliciting material as amended, in its entirety:



                                                      Filed by IKOS Systems, Inc
                  Pursuant to Rule 14a-12 of the Securities Exchange Act of 1934
                                             Subject Company: IKOS Systems, Inc.
                                                   (Commission File No. 0-18623)



              IKOS-Synopsys Proposed Merger HSR Waiting Period Expires

SAN JOSE, Calif.--(BUSINESS WIRE)--Dec. 18, 2001--IKOS Systems, Inc. (Nasdaq:IKOS), a leading provider of high-performance design verification solutions, and Synopsys, Inc. (Nasdaq:SNPS) today announced that the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act regarding antitrust issues expired at 11:59 p.m. Eastern Time on Dec. 14, 2001. This satisfies U.S. pre merger notification requirements for the proposed merger between IKOS and Synopsys.

On July 2, 2001, Synopsys and IKOS announced an agreement in which IKOS would merge with a subsidiary of Synopsys subject to the satisfaction of certain conditions. The expiration of the HSR waiting period was a condition to completion of the merger.

Additional Information: In connection with the proposed merger, Synopsys, Inc. filed a Registration Statement on Form S-4 (including a Proxy Statement/Prospectus) and IKOS filed a Preliminary Proxy Statement on Aug. 9, 2001, and an Amendment No. 1 to the Registration Statement on Form S-4 and Proxy Statement/Prospectus was filed on Oct. 18, 2001 (Registration No. 333-67184), each containing information about the proposed merger, with the Securities and Exchange Commission ("SEC"). At such time the SEC declares the Form S-4 Registration Statement (including the Proxy Statement/Prospectus) to be effective, IKOS will mail the Proxy Statement/Prospectus to IKOS stockholders. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when each document becomes available. The Registration Statement and the Proxy Statement/Prospectus contain important information about Synopsys, IKOS, the proposed merger and related matters. Investors and security holders will be able to obtain free copies of these documents through the web site maintained by the SEC at http://www.sec.gov.

Free copies of the Registration Statement, Proxy Statement/Prospectus and Synopsys' other filings may also be obtained by accessing Synopsys' web site at http://www.synopsys.com or by directing a request by mail or telephone to Synopsys, Inc., 700 East Middlefield Rd., Mountain View, Calif. 94043, 650/584-5000. Free copies of the Proxy Statement/Prospectus and IKOS'
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other filings may also be obtained by accessing IKOS' web site at
http://www.ikos.com or by directing a request by mail or telephone to IKOS Systems, Inc., 79 Great Oaks Blvd., San Jose, Calif. 95119, 408/284-0400.

You may read and copy any reports, statements and other information filed by Synopsys and IKOS at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the Commission's other public reference rooms in New York, N.Y. and Chicago, Ill. Please call the Commission at 1-800-SEC-0330 for further information on public reference rooms. Synopsys' and IKOS' filings with the Commission are also available to the public from commercial document-retrieval services and the web site maintained by the Commission at http://www.sec.gov.

Synopsys and its directors and executive officers may be deemed to be participants in the solicitation of proxies from IKOS stockholders by IKOS and its Board of Directors in favor of the adoption and approval of the merger agreement and approval of the merger.

IKOS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from IKOS stockholders in favor of the adoption and approval of the merger agreement and approval of the merger. Investors and securities holders may obtain additional information regarding the interests of the participants from IKOS' filings with the SEC under Rule 14a-12 of the Exchange Act of 1934, as amended.

    ABOUT IKOS

IKOS Systems, Inc. (Nasdaq:IKOS) is a technology leader in high-performance design verification solutions including hardware and software simulation for language-based design, logic emulation for system integration and compatibility verification, and verification services. The company's mission is to deliver high-performance solutions that enable our customers to verify the functional correctness of their complex electronic system design. IKOS has direct sales operations in North America, UK, France, Germany, The Netherlands, Japan, and India, and a distribution network throughout Asia-Pacific. The corporate headquarters is at 79 Great Oaks Blvd., San Jose, Calif., 95119, 408/284-0400. For more information, visit http://www.ikos.com.

Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, without limitation, current economic conditions, continued acceptance and development of the company's existing and new products, increased levels of competition for the company, new products and technological changes, the company's dependence upon third-party suppliers, intellectual property rights, achievement of cost controls, consummation of the company's proposed merger with Synopsys and other risks detailed from time-to-time in the company's periodic reports filed with the Securities and Exchange Commission.

CONTACT: IKOS Systems, Inc.
Linda Prowse Fosler, 408/361-9667
linda@ikos.com
or
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Investor Relations:
Peter DeNardo, 925/938-2678 ext. 223
pdenardo@demer-ir.com